October 25, 2007
THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS BOND MARKET INDEX FUND

Supplement to Statement of Additional Information
Dated March 1, 2007

     Effective October 25, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective October 25, 2007, Laurie Carroll and Nancy Rogers are the portfolio managers for the Fund. Mses. Carroll and Rogers are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.